Exhibit a(xii) under Form N-1A
                                            Exhibit 3(i) under Item 601/Reg. S-K

                             INDEPENDENCE ONE MUTUAL FUNDS

                                   Amendment No. 13
                                        to the
                                 DECLARATION OF TRUST

                                 Dated January 9, 1989


      THIS Declaration of Trust is amended as follows:

A. Strike the first sentence of Section 5 of Article XII from the Declaration of Trust and substitute in its place the following:

            Section 5. Offices of the Trust, Filing of Copies, Headings, Counterparts. The Trust shall maintain a usual place of business in Massachusetts, which, initially, shall be c/o Donnelly, Conroy & Gelhaar, 73 Tremont Street, Boston, Massachusetts 02108, and shall continue to maintain an office at such address unless changed by the Trustees to another location in Massachusetts.

     The undersigned, President and Secretary, hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees by Unanimous Consent on the 28th day of January, 2000.

      WITNESS the due execution hereof this 29th day of January, 2000.


/s/ Edward C. Gonzales              /s/ C. Grant Anderson
------------------------------      ------------------------------
Edward C. Gonzales, President       C. Grant Anderson, Secretary

                             INDEPENDENCE ONE MUTUAL FUNDS

                                   Amendment No. 14
                                          to
                                 DECLARATION OF TRUST
                                 dated January 9, 1989
This Declaration of Trust is amended as follows:

     A. Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

     "Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust shall be and are established and designated as

                           Independence One Equity Plus Fund
                                    Class A Shares
                                    Class B Shares
                                     Trust Shares
                          Independence One Fixed Income Fund
                                    Class A Shares
                                    Class B Shares
                                     Trust Shares
                      Independence One International Equity Fund
                                    Class Y Shares
                     Independence One Michigan Municipal Bond Fund
                                    Class Y Shares
                     Independence One Michigan Municipal Cash Fund
                                    Class K Shares
                                    Class Y Shares
                       Independence One Prime Money Market Fund
                                    Class K Shares
                                    Class Y Shares
                            Independence One Small Cap Fund
                                    Class Y Shares
                   Independence One U.S. Government Securities Fund
                                    Class B Shares
                                    Class Y Shares
                                  Class K Shares, and
                   Independence One U.S. Treasury Money Market Fund
                                    Class K Shares"

     The undersigned hereby certify that the above-stated amendment is a true and correct Amendment to the Declaration of Trust, as adopted by Unanimous Consent of the Board of Trustees on April 12, 2000.

      WITNESS the due execution hereof this 13th day of April, 2000.

/s/ Robert E. Baker                       /s/ Harry J. Nederlander
------------------------------            ------------------------------
Robert E Baker                            Harry J. Nederlander

/s/ Harold Berry                          /s/ Thomas S. Wilson
------------------------------            ------------------------------
Harold Berry                              Thomas S. Wilson

/s/ Nathan Forbes
Nathan Forbes

                             INDEPENDENCE ONE MUTUAL FUNDS

                                   Amendment No. 15
                                          to
                                 DECLARATION OF TRUST
                                 dated January 9, 1989
This Declaration of Trust is amended as follows:

     A. Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

     "Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust shall be and are established and designated as

                           Independence One Equity Plus Fund
                                    Class A Shares
                                    Class B Shares
                                     Trust Shares
                          Independence One Fixed Income Fund
                                    Class A Shares
                                    Class B Shares
                                     Trust Shares
                      Independence One International Equity Fund
                                    Class Y Shares
                     Independence One Michigan Municipal Cash Fund
                                    Class K Shares
                                    Class Y Shares
                       Independence One Prime Money Market Fund
                                    Class K Shares
                                    Class Y Shares
                            Independence One Small Cap Fund
                                    Class Y Shares
                   Independence One U.S. Government Securities Fund
                                    Class B Shares
                                    Class Y Shares
                                  Class K Shares, and
                   Independence One U.S. Treasury Money Market Fund
                                    Class K Shares"



     B. Strike the first sentence of Section 5 of Article XII from the Declaration of Trust and substitute in its place the following:

     Section 5. Offices of the Trust, Filing of Copies, Headings, Counterparts. The Trust shall maintain a usual place of business in Massachusetts as determined by the Trustees, and shall continue to maintain an office at such address unless changed by the Trustees to another location in Massachusetts.


     The undersigned hereby certify that the above-stated amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on June 6, 2000.

      WITNESS the due execution hereof this 6th day of June, 2000.


/s/ Robert E. Baker                       /s/ Harry J. Nederlander
------------------------------            ------------------------------
Robert E. Baker                           Harry J. Nederlander

/s/ Harold Berry                          /s/ Thomas S. Wilson
------------------------------            ------------------------------
Harold Berry                              Thomas S. Wilson

/s/ Nathan Forbes
Nathan Forbes


                             INDEPENDENCE ONE MUTUAL FUNDS

                                   Amendment No. 16
                                          to
                                 DECLARATION OF TRUST
                                 dated January 9, 1989

This Declaration of Trust is amended as follows, effective as of June 30, 2000:

     A. Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

     "Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust shall be and are established and designated as

                           Independence One Equity Plus Fund
                                    Class A Shares
                                    Class B Shares
                                     Trust Shares
                          Independence One Fixed Income Fund
                                    Class A Shares
                                    Class B Shares
                                     Trust Shares
                      Independence One International Equity Fund
                                    Class A Shares
                     Independence One Michigan Municipal Cash Fund
                                    Class K Shares
                                    Class Y Shares
                       Independence One Prime Money Market Fund
                                    Class K Shares
                                    Class Y Shares
                            Independence One Small Cap Fund
                                    Class A Shares
                   Independence One U.S. Government Securities Fund
                                    Class A Shares
                                    Class B Shares
                                  Class K Shares, and
                   Independence One U.S. Treasury Money Market Fund
                                    Class K Shares"

     The undersigned hereby certify that the above-stated amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting held on June 6, 2000.

WITNESS the due  execution  hereof this 30th day of June, 2000.


/s/ Robert E. Baker                       /s/ Harry J. Nederlander
------------------------------            ------------------------------
Robert E. Baker                           Harry J. Nederlander

/s/ Harold Berry                          /s/ Thomas S. Wilson
------------------------------            ------------------------------
Harold Berry                              Thomas S. Wilson

/s/ Nathan Forbes
Nathan Forbes